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                              ARTHUR ANDERSEN LLP

                                                                    EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement No. 33-54527 of our reports dated August 22, 1994 included in Jones Intercable, Inc.'s 1994 Form 10-K and of our reports dated August 29,1994 included in Jones Spacelink, Ltd.'s 1994 Form 10-K, and to all references to our Firm included in this registration statement.



                                                 /s/ ARTHUR ANDERSEN LLP

                                                 ARTHUR ANDERSEN LLP





Denver, Colorado,
  October 26, 1994.